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                                                               EXHIBIT 99.1

                                 Certification

      Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Moore Corporation Limited (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: February 13, 2003                               Mark A. Angelson
                                               --------------------------------
                                               Name: Mark A. Angelson
                                               Title: Chief Executive Officer
                                               (Chief Executive Officer)


      The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.


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